Exhibit 3.1


             CERTIFICATE OF RETIREMENT OF THE CLASS A VOTING COMMON
                STOCK AND THE CLASS B NON-VOTING COMMON STOCK OF
                           THE ADVISORY BOARD COMPANY

                        Pursuant to Section 243(b)of the
                General Corporation Law of the State of Delaware

     THE ADVISORY BOARD COMPANY, a corporation organized and existing under The General Corporation Law of the State of Delaware (the "Company"), in accordance with the provisions of Section 243(b) of the General Corporation Law of the State of Delaware, hereby certifies as follows:

     1. That the Company, formerly ABC MERGE CO, filed its Certificate of Incorporation in the office of the Secretary of State of the State of Delaware on August 9, 2001 (the "Certificate of Incorporation"), which, as amended by a Certificate of Amendment of the Certificate of Incorporation filed on October 26, 2001, designated 20,000 shares of Class A Voting Common Stock ("Voting Common Stock") and 29,980,000 shares of Class B Non-Voting Common Stock ("Non-Voting Common Stock").

     2. That all shares of Voting Common Stock and Non-Voting Common Stock have been retired and no shares of Voting Common Stock or Non-Voting Common Stock are outstanding.

     3. That the reissuance of Voting Common Stock and Non-Voting Common Stock is prohibited by the Certificate of Incorporation.

     4. That the Board of Directors of the Company has adopted the following resolutions:

     RESOLVED, that, whereas all of the shares of the Company's Class A Voting Common Stock and Class B Non-Voting Common Stock were automatically converted into shares of Common Stock upon the Company's Initial Public Offering in November 2001 as provided in the Company's Certificate of Incorporation, as amended, all of the shares of the Class A Voting Common Stock and Class B Non-Voting Common Stock shall be retired; and be it further

     RESOLVED, that upon the retirement of the Class A Voting Common Stock and Class B Non-Voting Common Stock, the capital of the Company shall be reduced by the capital represented by such retired Class A Voting Common Stock and Class B Non-Voting Common Stock; and be it further

     RESOLVED, that the officers of the Company are hereby authorized and directed to cause a certificate meeting the requirements of Section 243(b) of the Delaware General Corporation Law to be filed with the Secretary of State of the State of Delaware stating that (i) the reissuance of the shares of Class A Stock and Class B Stock is prohibited after conversion and retirement of the Company's Class A Voting Common Stock and Class B Non-Voting Common Stock, (ii) identifying the shares of the Company's Class A Voting Common Stock and Class B Non-Voting Common Stock and (iii) reciting that the shares of the Company's Class A Voting Common Stock and Class B Non-Voting Common Stock have been retired following the conversion of such shares as provided in the Company's Certificate of Incorporation, as amended, and that such certificate meeting the requirements of Section 243(b) shall have the effect of amending the Company's Certificate of Incorporation so as to eliminate therefrom all reference to the Class A Voting Common Stock and Class B Non-Voting Common Stock as provided in
Section 243(b) of the Delaware General Corporation Law.

     5. That, accordingly, the capital of the Company be, and it hereby is, reduced by the capital represented by the retired Voting Common Stock and Non-Voting Common Stock referred to in paragraph 1 above.

     6. That, accordingly, all matters set forth in the Certificate of Incorporation with respect to the Voting Common Stock and Non-Voting Common Stock referred to in paragraph 1 above be, and they hereby are, eliminated from the Certificate of Incorporation.

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         IN WITNESS WHEREOF, The Advisory Board Company has caused this certificate to be signed by David L. Felsenthal, its Chief Financial Officer, Treasurer and Secretary, this 6th day of August, 2002.

                                THE ADVISORY BOARD COMPANY


                                By:  /s/ David L. Felsenthal
                                     ---------------------------------------
                                     Name:  David L. Felsenthal
                                     Title: Chief Financial Officer,
                                            Treasurer and Secretary